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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 28, 2006

                                 NARROWSTEP INC.
               (Exact Name of Registrant as Specified in Charter)

          Delaware                    333-108632                33-1010941
          --------                    ----------                ----------
(State Or Other Jurisdiction         (Commission               (IRS Employer
      Of Incorporation)              File Number)            Identification No.)


60 PARSONS GREEN LANE, LONDON, UNITED KINGDOM                     SW6 4HU
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                         (Zip Code)

     Registrant's telephone number, including area code: 011 44 20 7731 4242

                                 Not Applicable
                                 --------------
            (Former Address, if changed since Last Report) (Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 5.02       DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
                DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

        On March 28, 2006, Iolo Jones resigned as President and Chief Executive Officer of Narrowstep Inc. (the "Company").

        On March 28, 2006, the Board of Directors (the "Board") of the Company approved the following:

                (a) the appointment of Stephen Beaumont as President and Chief Executive Officer of the Company to fill the vacancy resulting from Mr. Jones' resignation as President and Chief Executive Officer. Mr. Beaumont became an employee of the Company on November 1, 2005 and was appointed as Senior Vice President of the Company on February 28, 2006. Prior to joining the Company, Mr. Beaumont served as a consultant to Uniworth Textiles on an interim basis. From 2002 to 2005, Mr. Beaumont served as Managing Director of ESL Healthcare Limited. In 2001, Mr. Beaumont served as Vice President, Sales Operations of Sanford-Europe, a division of Newell Rubbermaid Inc.;

                (b) an increase in the number of directors which shall constitute the whole Board from seven (7) directors to eight (8) directors. This newly created directorship shall be for a Class II director;

                (c) the appointment of Roger Werner as a Class II director of the Company to fill the vacancy resulting from the enlargement of the Board from seven (7) directors to eight (8) directors. No determination has been made with respect to any Board committees on which Mr. Werner will serve. Mr. Werner has served and will continue to serve as a management consultant to the Company; and

                (d) the appointment of Iolo Jones as Founder and Chief Strategy Officer of the Company.

For more information, see the Company's press release, dated March 28, 2006, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 9.01.      FINANCIAL STATEMENTS AND EXHIBITS.

(d)     Exhibits

        99.1    Press release dated March 28, 2006.

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NARROWSTEP INC.


                                        By: /s/ Steven Crowther
                                            ------------------------------------
                                            Name:   Steven Crowther
                                            Title:  Senior Vice President and
                                                    Chief Financial Officer


Dated:  March 29, 2006